Deferred Revenue	12 Months Ended
Dec. 31, 2018
Deferred Revenue
Deferred Revenue

14.Deferred Revenue

Deferred revenue represents sales proceeds from prepaid point cards, online points sold, unamortized mobile game in-game spending, prepaid products fees before delivery and prepaid subscription fees for Internet value-added services for which services are yet to be provided as of the balance sheet dates.

For the year ended December 31, 2018, the additions to the deferred revenue balance were primarily due to cash payments received or due in advance of satisfying our performance obligations, while the reductions to the deferred revenue balance were primarily due to the recognition of revenues upon fulfillment of our performance obligations, both of which were in the ordinary course of business. During the year ended December 31, 2018, RMB5,925.4 million of revenues recognized were included in the deferred revenue balance at the beginning of the year.

As of December 31, 2018, the aggregate amount of transaction price allocated to our unsatisfied performance obligations is RMB7,953.3 million, which includes our deferred revenues balances and amounts to be invoiced and recognized as revenue in future periods. We expect to recognize a significant majority of this balance as revenue over the next 12 months, and the remainder thereafter. This balance does not include an estimate for variable consideration arising from sales rebates to advertising service customers and estimated breakage for online points.